Prospectus Supplement

John Hancock Funds II

Absolute Return Currency Fund (the “fund”)

Supplement dated June 21, 2018, to the current prospectus (the “prospectus”), as may be supplemented

Effective July 1, 2018, in the “Fund details” section, under the heading “Who’s who — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 250 million	0.950
Next 250 million	0.900
Next 2 billion	0.850
Next 1.5 billion	0.830
Excess over 4 billion	0.810*

*The fee schedule above became effective July 1, 2018.

You should read this supplement in conjunction with the prospectus and retain it for future reference.